UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2025

SERITAGE GROWTH PROPERTIES

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-37420	38-3976287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Fifth Avenue, Suite 1530
New York, New York		10110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 212 355-7800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common shares of beneficial interest, par value $0.01 per share	SRG	New York Stock Exchange
7.00% Series A cumulative redeemable preferred shares of beneficial interest, par value $0.01 per share	SRG-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

As previously reported by Seritage Growth Properties (the "Company") in the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on September 8, 2025, a subsidiary of the Company entered into a purchase and sale agreement (the "PSA") as of September 2, 2025 (the "effective date") with Boulevard Step Ventures LLC (the "Buyer") for the sale of the Company’s property located in Aventura, Florida (the "Aventura Property"). The purchase price for the sale of the Aventura Property was $131.0 million less a credit for unpaid leasing costs as of the closing date for existing leases.

The transaction closed on November 25, 2025, in accordance with the terms of the PSA.

The foregoing description of the PSA does not purport to be complete and is qualified in its entirety by reference to the full text of the PSA, a copy of which was filed as an exhibit to the Company’s Periodic Report on Form 10-Q for the period ended September 30, 2025.

Item 7.01 Regulation FD Disclosure.

On November 25, 2025, the Company, issued a press release announcing that it made a voluntary prepayment of $130 million toward its $1.6 billion senior secured term loan facility dated July 31, 2018, among the Company, Seritage Growth Properties, L.P. and Berkshire Hathaway Life Insurance Company of Nebraska (as amended by amendment no. 1, dated May 5, 2020, by amendment no. 2, dated November 24, 2021, by amendment no. 3, dated June 16, 2022, and by amendment no. 4, dated November 20, 2024, the "Term Loan Agreement"). The prepayment is being made from the proceeds of recent property sales including the sale of the Company's Aventura Property.

Following the prepayment, the Company has now repaid a total of $1.53 billion since December 2021 and $70 million remains outstanding under the Term Loan Agreement. The current prepayment will reduce the Company’s total annual interest expense related to the term loan facility by approximately $9.2 million.

In accordance with General Instruction B.2 of Form 8-K, the information in item 7.01, including Exhibit 99.2, is being furnished to the SEC and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information

Unaudited pro forma financial statements of the Company giving effect to the sale of the Company’s Aventura Property are attached hereto as Exhibit 99.1 and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description

99.1	Unaudited Pro Forma Financial Statements

99.2	Press release dated November 25, 2025

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SERITAGE GROWTH PROPERTIES

Date:	November 25, 2025	By:	/s/ Matthew Fernand
Matthew Fernand Chief Legal Officer and Corporate Secretary